THE GABELLI UTILITIES FUND


                              FIRST QUARTER REPORT
                                 MARCH 31, 2003

                                     * * * *

         MORNINGSTAR RATED(TM) GABELLI UTILITIES FUND CLASS AAA SHARES 4
                STARS OVERALL AND FOR THE THREE-YEAR PERIOD ENDED
                  03/31/03 AMONG 72 SPECIALTY-UTILITIES FUNDS.


TO OUR SHAREHOLDERS,

      Utility stocks came under selling pressure in the first quarter of 2003, but this was not due to any fundamental factors unique to the group. Instead, the group's performance was affected by the anxieties that plagued the overall stock market during the approach to the war in Iraq. Investors seemed to be waiting and watching the global news and were not thinking about buying stocks.

      In addition, one of the other issues that still is overhanging the stock market is concern about the continued weakness in the U.S. economy. The recovery from the recession is occurring at a very slow pace. Therefore, it is likely that overall corporate earnings growth in 2003 might be disappointingly slow for investors in some cyclical and technology sectors. However, this is exactly the type of environment that could encourage more investors to buy stocks in the utilities sector that have steady and predictable earnings growth and attractive dividend yields. Furthermore, the typical 3% to 5% earnings per share ("EPS") growth rate for utility stocks might turn out to be quite competitive in 2003 with the EPS growth that is achieved in many sectors that trade at much higher price/earnings ("P/E") ratios than the utility group.

      An important fundamental turning point has been reached in the utility sector that bodes well for the future. The back-to-basics trend that started to gain momentum in early 2002 has now become the strategic theme for most of the industry. This means that utility companies are giving up on their non-utility investments -- by divesting them or closing them down -- and are concentrating on improving the returns on their core-regulated businesses. The final result is that these companies should have much lower business risk.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. (C)2002 Morningstar, Inc. All Rights Reserved. The value of utility stocks changes as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel and natural resources conservation.

INVESTMENT RESULTS (CLASS AAA SHARES) (A)
--------------------------------------------------------------------------------
                                             Quarter
                             --------------------------------------
                               1ST       2ND       3RD        4TH      YEAR
  2003:   Net Asset Value .... $6.46     --        --         --         --
          Total Return ....... (4.2)%    --        --         --         --
------------------------------------------------------------------------------
  2002:   Net Asset Value .... $9.36     $8.48     $6.54      $6.96     $6.96
          Total Return .......  5.0%     (7.2)%   (20.5)%      9.8%    (15.1)%
------------------------------------------------------------------------------
  2001:   Net Asset Value ....$11.02    $10.43     $9.32      $9.13     $9.13
          Total Return ....... (4.2)%    (3.5)%    (8.7)%      0.2%    (15.4)%
------------------------------------------------------------------------------
  2000:   Net Asset Value ....$11.76    $10.88    $12.08     $11.72    $11.72
          Total Return ....... 10.0%     (5.7)%    13.1%      (0.8)%    16.4%
------------------------------------------------------------------------------
  1999:   Net Asset Value .... --        --       $10.01     $10.89    $10.89
          Total Return ....... --        --         0.1%(b)   22.1%     22.3%(b)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                -------------------------------------------------
                                                  SINCE
                                     QUARTER  INCEPTION (B)  3 YEAR    1 YEAR
                                     -------  -------------  ------    ------
 Gabelli Utilities Fund
   Class AAA .......................(4.16)%      (0.54)%     (9.99)%  (22.44)%

 S&P Utility Index .................(3.13)%     (10.60)%    (11.64)%  (34.41)%
 Lipper Utility Fund Average .......(4.12)%      (9.03)%    (15.78)%  (25.25)%
--------------------------------------------------------------------------------
(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on August 31, 1999.
--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.07 PER SHARE
                    ----------------------------------------

      The Gabelli Utilities Fund has a $0.07 per share monthly distribution policy in place. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 800-GABELLI (800-422-3554). Shareholders should be aware that a portion of the distribution may represent a non-taxable return of capital. Such distributions will reduce the cost basis of your shares if you hold them in a taxable account.
--------------------------------------------------------------------------------

      However, the trite athletic expression "no pain, no gain" also has meaning for some of these companies. In order to clean up their balance sheets and exit from risky businesses like merchant energy, some companies had to endure large write-offs and dividend cuts. Many of them also had to sell large amounts of dilutive new common equity in order to rebuild their balance sheets. In the long run, these actions should make them financially stronger, lower-risk companies, but in the short run, write-offs and large equity offerings tend to depress a stock's price. In several instances over the past few months, the Fund took advantage of these buying opportunities to acquire shares of a turnaround utility at a depressed stock price.

      Interest rates in the U.S. are at their lowest levels in 40 years. While bond yields are incredibly low today, yields on utility stocks have not dropped. The result is that the yield differential in favor of utility stocks versus bonds has widened. In other words, utility stocks look very cheap versus bonds. The utility stocks also look cheap relative to the stocks in the Standard & Poor's ("S&P") 500 Index on the basis of historic relative P/E ratios.

      Low interest rates provide another fundamental benefit to utilities. Many of the companies have refinanced massive amounts of debt, reaping significant savings in interest costs.

      President Bush has proposed a number of tax reductions in an effort to stimulate the U.S. economy. The proposal to eliminate the double-taxation of corporate dividends would essentially make dividend payments tax-free to the common stock investor. Stocks of companies that typically pay high dividends, such as utilities, should benefit the most if Congress approves this proposal.

      Another major fundamental positive for the utility sector would be the passage of energy legislation by Congress. A new energy bill is once again being debated in Congress. We believe that the bill will get passed this year because Congress spent much of 2002 debating a similar energy bill that never made it to a final vote. Therefore, the key provisions and areas that require compromise are already well known by the legislators, and furthermore, the same party remains in control of both houses of Congress. In the new energy bill, there is a provision to repeal the 1935 Public Utility Holding Company Act, known as PUHCA, which has been a major deterrent to mergers and acquisitions ("M&A") in the utility industry. We believe that the pace of merger activity would accelerate greatly if PUHCA is repealed. Now that Congress has had two years to debate an energy bill, we think the likelihood of passage is greater in 2003.

      Speaking of M&A, we expect to see a resurgence of consolidation activity in the utility sector in the near future. After a flurry of mergers and takeovers in the mid to late-1990s, the turmoil of deregulation caused many potential acquirers to step back and wait. We believe the potential buyers are getting ready to jump back in because the valuations of the utility stocks came down, but the fundamental problems have been addressed by many companies. The result is some healthier companies that still have cheap valuations, making them ripe for takeovers. We believe that the next acquirers of a U.S. utility will be either a large foreign utility or a private equity group from the U.S.

ELIMINATING THE DOUBLE TAXATION OF DIVIDENDS

      Along with accelerated tax cuts for individuals and businesses, the Bush Administration's economic stimulus package calls for the elimination of the double taxation on dividends (dividends are taxed twice, first at the corporate level and again when distributed to shareholders). The debate is whether this would have any favorable short-term impact on the economy. In our opinion, it would certainly have a significantly favorable long-term impact on the corporate culture and promote a more efficient allocation of capital. In addition, the impact on investor psychology and on the stock market will be immediate, resulting in a favorable propensity to invest and consume.

      In the momentum and mindless index-driven 1990s, speculators didn't focus on dividends. They wanted growth. Corporate managements, seduced by baskets of options, obliged by spending all their profits and borrowing more money to finance "growth at all cost" strategies -- building and/or buying businesses with economically questionable prospects. Instead of dividends, which didn't boost stock prices in the short run, stock buybacks, especially at prices well above intrinsic value, were rationalized as the tax efficient tool to return capital to shareholders. The end result was deteriorating balance sheets and a lot of non-productive assets weighing down earnings. Investors have been paying the price for this for three years. Today, more investors are looking for dividends. Given the incentive that would be provided by eliminating the double taxation on dividends or perhaps just lowering the tax rate on dividends to the same level as capital gains, we believe shareholders would force corporate America to comply. Investors would be better compensated for the risk inherent in stocks and corporate managements less inclined to repeat the mistakes of the past, though we agree that dividends themselves could be prone to abuse.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to be bigger to achieve scale economies, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on natural gas pipelines and storage operators as way to take advantage of the growing demand for natural gas in the U.S.

COMMENTARY

      In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. Although the current unsettled market conditions seem to have caused the consolidation activity seen over the past several years to slow for a while, the underlying economics continue to support additional merger and acquisition activity over time. We believe that the recent entry of large European acquirers, the relatively low stock prices of utility companies and the potential repeal by Congress of the PUHCA law, could accelerate the utility consolidation trend in the coming quarters.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings in our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $41.70 - NYSE) is the last small electric utility in New York State, now that RGS Energy has been acquired by Energy East (EAS - $17.80 - NYSE). CH Energy serves the territory directly north of New York City that is mainly rural and suburban. There are several potential buyers for whom CH Energy would be a good fit, including Consolidated Edison (ED - $38.47 -
NYSE), Energy East, KeySpan (KSE - $32.25 - NYSE), National Grid (NGG - $30.75 -
NYSE) or Public Service Enterprise Group (PEG - $36.69 - NYSE). The buyer could create significant savings by rationalizing outside plant operations and eliminating all of the corporate, finance, regulatory and public company overhead, for the benefit of shareholders and customers. Although it is tough to predict when a deal might happen, we would point out that National Grid completed its takeover of Niagara Mohawk several months ago and Grid has typically waited less than a year between takeovers in the U.S. (where it has already bought three utilities). Con Edison meanwhile, having done a terrific job in the aftermath of September 11 and with a strong balance sheet and premium stock price valuation, might be ready to make an offer for CH Energy.

CINERGY CORP. (CIN - $33.65 - NYSE) is another consolidation play. Cinergy has terrific physical assets (low-cost generating plants) in a strategic location. Cinergy's Midwest location enables it to market its low-cost power into several different regions. Furthermore, many of the utilities around Cinergy have gotten much bigger in recent years through acquisitions while Cinergy has remained relatively the same size. Cinergy's power plants in the state of Ohio are deregulated, giving the company an opportunity to earn higher returns. In addition, over the past few years, Cinergy's senior management team has accumulated a hefty position in the common stock and in its options. This should make them more willing to talk with potential acquirers. Just to the south of Cinergy's territory is the state of Kentucky, where the giant German utility E.ON (EON - $41.41 - NYSE) has acquired the largest utility in Kentucky, the former LG&E. E.ON has stated its intention to acquire other U.S. utilities and Cinergy would be a great fit with LG&E.

DPL INC. (DPL - $12.46 - NYSE) is another consolidation play in the Midwest. DPL is the holding company for the small utility, Dayton Power & Light. DPL shares fell in mid-2002 after the management lowered EPS guidance and also indicated that it would write down the value of some of its non-utility investment portfolio. The Fund took advantage of the falling stock price and added to its holdings in DPL. As one of the smallest utilities in the region, and one whose state (Ohio) has deregulated its low-cost generating plants, we believe that DPL is a prime target for acquisition by a larger electric company.

DQE INC. (DQE - $12.19 - NYSE) is a consolidation play whose stock price fell sharply in mid-2002 when the company came to market with a very large equity offering. The Fund made additional purchases of DQE stock in the fourth quarter of 2002 and again in early 2003. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE's back-to-basics strategy involves divesting non-utility businesses. DQE has an agreement to sell off its water utility business and plans to use the proceeds to pay down debt. DQE closed on the sale of its propane business in December 2002. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

DUKE ENERGY CORP. (DUK - $14.54 - NYSE) is a fallen angel. A few times over the past year and a half, Duke Energy's earnings expectations have been revised lower and as a result the shares fell sharply. The reduction was due to the decline in profits from energy trading and marketing. In addition, Duke had a huge common stock offering in the third quarter of 2002 that put additional pressure on the share price. The Fund used the declines in the share price of DUK as opportunities to add more shares. Duke Energy's primary businesses are low-risk regulated utilities in North and South Carolina and large interstate natural gas pipelines that should continue to produce steady earnings growth and stable cash flows. Duke plans to sell non-core assets in 2003 to reduce its debt load and already has announced a number of deals that should bring in more than $1 billion of cash proceeds during 2003.

GREAT PLAINS ENERGY INC. (GXP - $23.87 - NYSE) is an excellent value for dividend yield. GXP has one of the highest secure dividends in the sector. The company completed a major issuance of common equity in the fourth quarter of 2002 that strengthened its balance sheet. GXP is the holding company that owns Kansas City Power & Light, an electric utility that operates in two states that have avoided deregulation entirely. In addition, GXP owns one of the few successful and profitable retail electricity marketing companies in the U.S. The relatively small size of GXP's utility operation (less than one million customers) makes it a potential takeover target.

NICOR INC. (GAS - $27.32 - NYSE) is a natural gas utility that serves the area around Chicago and surrounding counties. The company has relatively strong fundamentals and a solid track record of good financial performance. Nevertheless, the share price fell sharply during the third quarter of 2002 when state regulators announced a review of the business at a small subsidiary of the company. This over-reaction by the stock market made the stock very cheap and the Fund added Nicor to its portfolio when this buying opportunity arose. A similar buying opportunity occurred in the first quarter of 2003 and the Fund added more shares. Nicor has one of the highest yields among the regulated natural gas distribution stocks.

NSTAR (NST - $40.02 - NYSE) is a consolidation play in the New England region. The Fund increased its position in NSTAR during the first quarter of 2003. NSTAR is primarily an electric transmission and distribution utility serving the Boston and Cape Cod regions of Massachusetts. NST also owns a small gas utility. The Northeast region of the U.S. has been the most active area for consolidation activity among utilities. There are several potential acquirers for NST, including National Grid, who recently completed a takeover of Niagara Mohawk, and Consolidated Edison, who could use its relatively high stock price and strong balance sheet to make another acquisition. KeySpan is another potential acquirer who already owns a gas utility in the same region.

ONEOK INC. (OKE - $18.34 - NYSE) is pronounced "wun-oke" not "oh-nee-ock." The name is supposed to mean, "One company, in Oklahoma." This is a natural gas utility. Westar Energy, an electric utility holding company in neighboring Kansas, had owned 45% of ONEOK for the past few years. In June 2002, Westar announced that it plans to sell its stake in ONEOK. ONEOK had the right to buy back these shares from Westar at a price of $21.77 per OKE share for a total cost of $971.1 million. However, because this is quite a lot of cash for a company like ONEOK to come up with and also because to do so would create a huge jump in ONEOK's financial leverage and threaten its credit ratings, OKE decided not to exercise its option. Instead, ONEOK decided to become bigger by acquiring a natural gas utility in Texas for $420 million in December 2002. Therefore, Westar Energy is selling off its ONEOK shares in a few traunches over the next year, with the first sale recently completed. A possible scenario is that a buyer that wants to take control of ONEOK might make an offer to Westar to purchase the OKE shares that Westar still holds.

WESTAR ENERGY (WR - $12.12 - NYSE) is a stock with a very low valuation relative to the sum of its parts. Westar's share price has fallen sharply over the past twelve months because the company failed to execute its plans to sell the electric utility operations to PNM Resources (PNM - $22.49 - NYSE) and also due to disappointing rate orders from regulators in Kansas. During the fourth quarter of 2002, Westar's top two officers resigned and the company hired a new CEO and a new COO. Both of these individuals are experienced utility executives who we think can turn the company around and, in particular, improve Westar's relationship with state regulators. The new management team has announced a major financial restructuring plan that involves divesting WR's entire 45% ownership stake in ONEOK, selling off its ownership in Protection One (POI - $1.59 - NYSE), the nation's second largest monitored security company, and reducing the holding company's total debt from $3.4 billion to $1.5 billion by the end of 2004.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

MULTI-CLASS SHARES

      The Gabelli Utilities Fund began offering additional classes of Fund shares on December 31, 2002. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        MAY                  JUNE               JULY
                        ---                  ----               ----
      1st Tuesday       Howard Ward          Howard Ward        Howard Ward
      1st Wednesday     Henry Van der Eb     Susan Byrne        Caesar Bryan
      2nd Wednesday     Caesar Bryan         Walter Walsh       Charles Minter & Martin Weiner
      3rd Wednesday     Elizabeth Lilly      Ivan Arteaga       Hartswell Woodson
      4th Wednesday     Barbara Marcin       Barbara Marcin     Ivan Arteaga
      5th Wednesday                                             Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABUX for the Class AAA Shares. Please call us during the business day for further information.

                                                    Sincerely,

                                                    /S/ MARIO J. GABELLI

                                                    MARIO J. GABELLI, CFA
                                                    Team Portfolio Manager

April 15, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                 --------------

CH Energy Group Inc.                                  Great Plains Energy Inc.
Cinergy Corp.                                         Nicor Inc.
DPL Inc.                                              NSTAR
DQE Inc.                                              ONEOK Inc.
Duke Energy Corp.                                     Westar Energy Inc.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS -- MARCH 31, 2003 (A)
                  --------------------------------------------
                       CLASS AAA SHARES    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                       ----------------    --------------    --------------    --------------
  1 Year ................  (22.44)%         (22.20)%           (22.55)%          (22.44)%
                                            (26.67)%(c)        (26.25)%(d)       (23.18)%(d)
  3 Year ................   (9.99)%          (9.90)%           (10.04)%           (9.99)%
                                            (11.67)%(c)        (10.97)%(d)        (9.99)%(d)
  Life of Fund (b) ......   (0.54)%          (0.45)%            (0.58)%           (0.54)%
                                             (2.08)%(c)         (1.44)%(d)        (0.54)%(d)
---------------------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on December 31, 2002. The actual performance for the Class B Shares and
    Class C Shares would have been lower due to the additional expenses associated with these classes of shares.
(b) Performance is calculated from inception of Class AAA Shares on August 31, 1999.
(c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
(d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             COMMON STOCKS -- 87.2%
             ENERGY AND UTILITIES: ELECTRIC -- 19.1%
     60,000  AES Corp.+ ........................$   217,200
     55,000  British Energy plc ................      3,260
     20,000  Cleco Corp. .......................    251,000
     35,000  DPL Inc. ..........................    436,100
      6,000  DTE Energy Co. ....................    231,900
     57,000  Edison International+ .............    780,330
     20,000  El Paso Electric Co.+ .............    216,000
      5,000  FPL Group Inc. ....................    294,650
     21,000  Great Plains Energy Inc. ..........    501,270
      8,000  Hawaiian Electric Industries Inc. .    326,080
      1,100  Maine Public Service Co. ..........     30,635
                                                -----------
                                                  3,288,425
                                                -----------
             ENERGY AND UTILITIES: INTEGRATED -- 49.2%
     68,000  Allegheny Energy Inc. .............    422,280
     15,000  Alliant Energy Corp. ..............    241,050
     10,000  Ameren Corp. ......................    390,500
     35,000  Aquila Inc. .......................     72,800
      5,000  CH Energy Group Inc. ..............    208,500
      7,000  Cinergy Corp. .....................    235,550
     60,000  CMS Energy Corp. ..................    264,600
     17,000  Constellation Energy Group Inc. ...    471,410
     40,000  DQE Inc. ..........................    487,600
     35,000  Duke Energy Corp. .................    508,900
     25,000  El Paso Corp. .....................    151,250
      5,000  Entergy Corp. .....................    240,750
     12,000  FirstEnergy Corp. .................    378,000
      4,000  Florida Public Utilities Co. ......     58,720
     10,000  Mirant Corp.+ .....................     16,000
     15,000  NiSource Inc. .....................    273,000
     14,000  NSTAR .............................    560,280
     18,000  Pepco Holdings Inc. ...............    313,200
     20,000  PG&E Corp.+ .......................    269,000
     12,500  PPL Corp. .........................    445,125
     11,000  Progress Energy Inc. ..............    430,650
     17,000  TECO Energy Inc. ..................    180,710
     10,000  TXU Corp. .........................    178,500
     23,000  Unisource Energy Corp. ............    397,900
     35,000  Westar Energy Inc. ................    424,200
     15,000  Wisconsin Energy Corp. ............    381,000
     35,000  Xcel Energy Inc. ..................    448,350
                                                -----------
                                                  8,449,825
                                                -----------
             ENERGY AND UTILITIES: MISCELLANEOUS -- 1.8%
      5,000  Utilities HOLDRs Trust ............    309,000
                                                -----------


                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------
             ENERGY AND UTILITIES: NATURAL GAS -- 11.8%
      2,000  Atmos Energy Corp. ................$    42,520
     10,000  Energen Corp. .....................    320,600
      3,000  Laclede Group Inc. ................     69,600
     22,000  National Fuel Gas Co. .............    481,140
     10,000  Nicor Inc. ........................    273,200
     11,000  NUI Corp. .........................    160,600
     20,000  ONEOK Inc. ........................    366,800
        500  RGC Resources Inc. ................      9,745
     25,000  Southern Union Co.+ ...............    303,750
                                                -----------
                                                  2,027,955
                                                -----------
             ENERGY AND UTILITIES: WATER -- 0.3%
      2,100  Pennichuck Corp. ..................     46,368
                                                -----------
             TELECOMMUNICATIONS: LOCAL -- 5.0%
     11,000  BellSouth Corp. ...................    238,370
     13,000  SBC Communications Inc. ...........    260,780
     10,000  Verizon Communications Inc. .......    353,500
                                                -----------
                                                    852,650
                                                -----------
             TOTAL COMMON STOCKS ............... 14,974,223
                                                -----------
             PREFERRED STOCKS -- 5.4%
             ENERGY AND UTILITIES: INTEGRATED -- 4.0%
      8,800  Cinergy Corp.,
              9.500% Cv. Pfd. ..................    491,040
     13,500  Mirant Trust I,
              6.250% Cv. Pfd., Ser. A ..........    189,405
                                                -----------
                                                    680,445
                                                -----------
             TELECOMMUNICATIONS -- 1.4%
      5,000  Citizens Communications Co.,
              5.000% Cv. Pfd. ..................    240,000
                                                -----------
             TOTAL PREFERRED STOCKS ............    920,445
                                                -----------
     PRINCIPAL
      AMOUNT
     ---------
             CONVERTIBLE BONDS -- 1.8%
             ENERGY AND UTILITIES: ELECTRIC -- 1.8%
   $450,000  AES Corp., Sub. Deb. Cv.,
              4.500%, 08/15/05 .................    312,750
                                                -----------
             U.S. GOVERNMENT OBLIGATIONS -- 2.3%
    394,000  U.S. Treasury Bills,
              1.136% to 1.157%++,
              04/17/03 to 04/24/03 .............    393,785
                                                -----------
             TOTAL INVESTMENTS -- 96.7%
              (Cost $19,244,370) ............... 16,601,203

             OTHER ASSETS AND
               LIABILITIES (NET)-- 3.3% ........    574,825
                                                -----------
             NET ASSETS -- 100.0% ..............$17,176,028
                                                ===========

-----------
 +  Non-income producing security.
 ++ Represents annualized yield at date of purchase.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                    PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
Gabelli Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

QUANTITATIVE_________________________________
NED DAVIS RESEARCH ASSET  ALLOCATION  FUND
Seeks to achieve returns greater then the weighted composite benchmark consisting of 60% in the S&P 500 Index and 40% in the Lehman Long Term U.S. Government Bond Index through a flexible asset allocation strategy. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                            CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA
                                                   THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

  TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                       Net Asset Value available daily by
                       calling 800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                         Mary E. Hauck
CHAIRMAN AND CHIEF                            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                 MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                           Karl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  VICE PRESIDENT/MEDICAL AFFAIRS
AND CHIEF FINANCIAL OFFICER                   LAWRENCE HOSPITAL CENTER
KEYSPAN ENERGY CORP.

                                    OFFICERS
Bruce N. Alpert                               Gus Coutsouros
PRESIDENT                                     VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB470Q103SR


                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI
                THE
                GABELLI
                UTILITIES
                FUND
                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003